UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Explanatory Note

This Form 8-K/A amends the Form 8-K filed by Great Lakes Dredge & Dock Corporation (the “Company”) with the Securities and Exchange Commission on November 5, 2014 (the “Initial 8-K”), announcing, among other things, the acquisition of all of the shares (the “Acquisition”) of Magnus Pacific Corporation, a California corporation (“Magnus”). As permitted under Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, the Initial 8-K did not include certain financial statements and pro forma financial information. The Company is filing this amendment to provide the (i) historical audited and unaudited financial information and (ii) unaudited pro forma financial information required to be filed under Item 9.01 of Form 8-K in connection with the Acquisition.

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends the Initial 8-K to include the financial statements and pro forma financial information required by Item 9.01 pertaining to the Acquisition. The information previously reported in Item 2.01 of the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Magnus for the year ended December 31, 2013, including the report of independent auditors.

The unaudited financial statements of Magnus including the balance sheet as of September 30, 2014 and the statements of operations and cash flows for the nine months ended September 30, 2014 and 2013 and the notes to the financial statements.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information which describes the effect of the Acquisition on the Company’s consolidated balance sheet and statements of operations, including:

The unaudited pro forma condensed combined balance sheet as of September 30, 2014, which gives effect to the Acquisition as if it occurred on that date; and

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013, which give effect to the Acquisition as if it occurred on January 1, 2013.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Gallina LLP, independent auditors of Magnus Pacific Corporation and Affiliates

99.1	Audited financial statements of Magnus Pacific Corporation for the year ended December 31, 2013

99.2	Unaudited financial statements of Magnus Pacific Corporation as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013

99.3	Unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2014, and unaudited pro forma condensed combined statements of operations of the Company and its subsidiaries for the years ended September 30, 2014 and December 31, 2013, giving effect to the Acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

Dated: January 20, 2015	By:	/s/ Mark W. Marinko
	Name:	Mark W. Marinko
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits

Exhibit Number	Description

23.1	Consent of Gallina LLP, independent auditors of Magnus Pacific Corporation and Affiliates

99.1	Audited financial statements of Magnus Pacific Corporation for the year ended December 31, 2013

99.2	Unaudited financial statements of Magnus Pacific Corporation as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013

99.3	Unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of September 30, 2014, and unaudited pro forma condensed combined statements of operations of the Company and its subsidiaries for the years ended September 30, 2014 and December 31, 2013, giving effect to the Acquisition

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